UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 15, 2015

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.
1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

During the week of May 17, 2015, CMS Energy Corporation’s (“CMS Energy”) management will be meeting with investors.  On Monday, May 18, at the AGA Financial Forum Conference, CMS Energy’s executive vice president and chief financial officer, Tom Webb, will provide a business and financial outlook, scheduled to begin at 1:30 p.m. EDT.  A copy of the CMS Energy presentation is furnished as Exhibit 99.1 to this report. To access the presentation webcast, go to the CMS Energy website, www.cmsenergy.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Investors and others should note that CMS Energy and Consumers Energy Company post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 CMS Energy presentation dated May 18 & 19, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated:	May 15, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

CONSUMERS ENERGY COMPANY

Dated:	May 15, 2015	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1 CMS Energy presentation dated May 18 & 19, 2015